Fourth Quarter 2017 Earnings Conference Call Consolidated ($ in millions) Exhibit 99.2

($ in millions) By Segment Fourth Quarter 2017 Earnings Conference Call

Funded Debt to Adjusted EBITDA ratio down 5.2 turns since 2011 Note: Funded debt balances based on par value Leverage Ratio Fourth Quarter 2017 Earnings Conference Call

Credit Facility Covenants 3.38x LTM as of 4Q 2017 Fourth Quarter 2017 Earnings Conference Call

Fourth Quarter 2017 and Full-Year Volume and Yield Fourth Quarter 2017 Earnings Conference Call (a) Percent change based on unrounded figures and not the rounded figures presented

EBITDA Reconciliation - Consolidated

($ in millions)

YRCW Consolidated	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	4Q 2016	4Q 2017
Reconciliation of net income (loss) to adjusted EBITDA									
Net income (loss)	$ (354.4)	$ (136.5)	$ (83.6)	$ (67.7)	$ 0.7	$ 21.5	$ (10.8)	$ (7.5)	$ (7.5)
Interest expense, net	155.7	150.1	163.8	149.5	107.1	103.0	102.4	25.4	25.7
Income tax (benefit) expense	(7.5)	(15.0)	(45.9)	(16.1)	(5.1)	3.1	(7.3)	(0.3)	(7.7)
Depreciation and amortization	195.7	183.8	172.3	163.6	163.7	159.8	147.7	40.3	36.7
EBITDA	$ (10.5)	$ 182.4	$ 206.6	$ 229.3	$ 266.4	$ 287.4	$ 232.0	$ 57.9	$ 47.2
Adjustments for debt covenants:									
(Gains) / loss on property disposals, net	(8.2)	(9.7)	(2.2)	(11.9)	1.9	(14.6)	(0.6)	(3.4)	(3.6)
Letter of credit expense	35.2	36.3	33.9	12.1	8.8	7.7	6.8	1.7	1.7
Restructuring professional fees	44.0	3.0	12.0	4.2	0.2	-	2.2	-	-
Transaction costs related to the issuance of debt	-	-	-	-	-	-	8.1	-	1.4
Nonrecurring consulting fees	-	-	-	-	5.1	-	-	-	-
Permitted dispositions and other	6.2	(4.0)	1.7	1.8	0.4	3.0	1.2	1.2	0.1
Equity based compensation expense	0.6	3.8	5.8	14.3	8.5	7.3	6.5	1.3	1.2
Union equity awards	14.9	-	-	-	-	-	-	-	-
Restructuring transaction costs	17.8	-	-	-	-	-	-	-	-
Fair value adjustment of derivative liabilities	79.2	-	-	-	-	-	-	-	-
Amortization of ratification bonus	-	-	-	15.6	18.9	4.6	-	-	-
Non-union pension settlement	-	-	-	-	28.7	-	7.6	-	7.6
Equity Investment Impairment	-	30.8	-	-	-	-	-	-	-
(Gains) / loss on extinguishment of debt	(25.8)	-	-	(11.2)	0.6	-	-	-	-
Other, net[a]	5.8	(3.1)	(2.9)	(9.7)	(6.2)	2.1	10.4	(1.0)	2.9
Adjusted EBITDA	$ 159.2	$ 239.5	$ 254.9	$ 244.5	$ 333.3	$ 297.5	$ 274.2	$ 57.7	$ 58.5

(a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA

Fourth Quarter 2017 Earnings Conference Call

YRC Worldwide

6

EBITDA Reconciliation - Segment

($ in millions)

YRC Freight Segment	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	4Q 2016	4Q 2017
Reconciliation of operating income (loss) to adjusted EBITDA									
Operating income (loss)	$ (88.5)	$ (37.3)	$ (31.2)	$ 0.5	$ 18.0	$ 53.2	$ 41.4	$ (0.1)	$ 3.6
Depreciation and amortization	102.9	119.8	109.1	98.0	93.1	90.3	84.8	22.4	21.2
(Gains) losses on property disposals, net	(10.5)	(9.9)	(3.0)	(15.9)	1.9	(15.7)	(2.2)	(3.7)	(3.9)
Letter of credit expense	28.1	29.6	25.8	8.3	6.1	5.0	4.3	1.1	1.0
Union equity awards	10.3	-	-	-	-	-	-	-	-
Nonrecurring consulting fees	-	-	-	-	5.1	-	-	-	-
Amortization of ratification bonus	-	-	-	10.0	12.2	3.0	-	-	-
Non-union pension settlement charge	-	-	-	-	28.7	-	7.6	-	7.6
Other, net[(a)]	1.4	2.7	4.5	(1.1)	2.1	4.3	1.9	1.1	2.5
Adjusted EBITDA	$ 43.7	$ 104.9	$ 105.2	$ 99.8	$ 167.2	$ 140.1	$ 137.8	$ 20.8	$ 32.0

Regional Transportation Segment	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	4Q 2016	4Q 2017
Reconciliation of operating income to adjusted EBITDA									
Operating Income	$ 32.9	$ 70.0	$ 79.9	$ 66.1	$ 85.4	$ 81.3	$ 67.9	$ 16.4	$ 8.9
Depreciation and amortization	61.6	63.3	63.1	65.8	70.7	69.5	62.9	17.9	15.5
(Gains) losses on property disposals, net	(2.7)	0.7	0.6	4.0	0.2	1.1	1.6	0.2	0.3
Letter of credit expense	6.6	6.2	6.8	2.9	2.1	2.5	2.2	0.5	0.6
Union equity awards	4.6	-	-	-	-	-	-	-	-
Amortization of ratification bonus	-	-	-	5.6	6.7	1.6	-	-	-
Other, net[(a)]	0.1	-	0.1	-	0.8	0.5	1.8	0.2	0.8
Adjusted EBITDA	$ 103.1	$ 140.2	$ 150.5	$ 144.4	$ 165.9	$ 156.5	$ 136.4	$ 35.2	$ 26.1

(a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA

Fourth Quarter 2017 Earnings Conference Call

YRC Worldwide

7